September 8, 2017

ESSEX ENVIRONMENTAL OPPORTUNITIES FUND (the “Fund”)

Supplement to the Prospectus dated August 30, 2017

The paragraph immediately preceding the Average Annual Total Returns table in the Historical Performance of the Adviser’s Private Accounts section on page 16 is deleted and replaced as follows:

The Accounts’ returns reflect the deduction of the standard advisory fee (1.00%) applicable to the Adviser’s accounts, and are net of actual expenses incurred by the Accounts, including trading commissions. However, the Accounts do not incur certain charges and expenses that are incurred by the Fund. If actual fees and expenses of the Fund were reflected in the performance of the Accounts, the performance of the Accounts may be lower than the performance shown.